The Travelers Companies, Inc.
Financial Supplement - Fourth Quarter 2020

 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc.
Financial Highlights

($ and shares in millions, except for per share data)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Net income (loss)	$796	$557	$396	$873	$600	$(40)	$827	$1,310	$2,622	$2,697
Net income (loss) per share:
Basic	$3.01	$2.11	$1.52	$3.37	$2.34	$(0.16)	$3.24	$5.13	$10.01	$10.56
Diluted	$2.99	$2.10	$1.50	$3.35	$2.33	$(0.16)	$3.23	$5.10	$9.92	$10.52
Core income (loss)	$755	$537	$378	$867	$676	$(50)	$798	$1,262	$2,537	$2,686
Core income (loss) per share:
Basic	$2.85	$2.04	$1.45	$3.35	$2.64	$(0.20)	$3.13	$4.94	$9.69	$10.52
Diluted	$2.83	$2.02	$1.43	$3.32	$2.62	$(0.20)	$3.12	$4.91	$9.60	$10.48
Return on equity	13.5%	9.0%	6.2%	13.5%	9.4%	(0.6)%	12.1%	18.4%	10.5%	10.0%
Core return on equity	13.0%	9.2%	6.5%	14.8%	11.5%	(0.8)%	13.5%	20.5%	10.9%	11.3%
Total assets, at period end	$107,246	$108,572	$110,241	$110,122	$109,436	$113,337	$116,384	$116,764	$110,122	$116,764
Total equity, at period end	$24,340	$25,321	$25,607	$25,943	$25,204	$26,943	$27,849	$29,201	$25,943	$29,201
Book value per share, at period end	$92.94	$97.26	$99.21	$101.55	$99.69	$106.42	$109.94	$115.68	$101.55	$115.68
Less: Net unrealized investment gains, net of tax	3.85	7.21	9.12	8.79	7.06	14.41	15.05	16.14	8.79	16.14
Adjusted book value per share, at period end	$89.09	$90.05	$90.09	$92.76	$92.63	$92.01	$94.89	$99.54	$92.76	$99.54

Weighted average number of common shares outstanding (basic)	262.9	261.3	259.2	256.8	254.4	251.6	253.3	253.4	260.0	253.5
Weighted average number of common shares outstanding and common stock equivalents (diluted)	264.8	263.7	261.8	259.0	255.9	251.6	254.3	254.8	262.3	254.6
Common shares outstanding at period end	261.9	260.3	258.1	255.5	252.8	253.2	253.3	252.4	255.5	252.4
Common stock dividends declared	$204	$217	$215	$212	$210	$218	$218	$218	$848	$864
Common stock repurchased:
Under Board of Directors authorization
Shares	2.9	2.6	2.5	2.8	3.5	—	—	1.4	10.8	4.9
Cost	$375	$375	$375	$375	$425	$—	$—	$200	$1,500	$625
Other
Shares	0.3	—	—	0.1	0.3	—	—	—	0.4	0.3
Cost	$46	$1	$—	$1	$46	$—	$—	$1	$48	$47

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Reconciliation to Net Income (Loss) and Earnings per Share

($ and shares in millions, except earnings per share)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Net income (loss)
Net income (loss)	$796	$557	$396	$873	$600	$(40)	$827	$1,310	$2,622	$2,697
Adjustments:
Net realized investment (gains) losses, after-tax	(41)	(20)	(18)	(6)	76	(10)	(29)	(48)	(85)	(11)
Core income (loss)	$755	$537	$378	$867	$676	$(50)	$798	$1,262	$2,537	$2,686
Basic earnings per share
Net income (loss)	$3.01	$2.11	$1.52	$3.37	$2.34	$(0.16)	$3.24	$5.13	$10.01	$10.56
Adjustments:
Net realized investment (gains) losses, after-tax	(0.16)	(0.07)	(0.07)	(0.02)	0.30	(0.04)	(0.11)	(0.19)	(0.32)	(0.04)
Core income (loss)	$2.85	$2.04	$1.45	$3.35	$2.64	$(0.20)	$3.13	$4.94	$9.69	$10.52
Diluted earnings per share
Net income (loss)	$2.99	$2.10	$1.50	$3.35	$2.33	$(0.16)	$3.23	$5.10	$9.92	$10.52
Adjustments:
Net realized investment (gains) losses, after-tax	(0.16)	(0.08)	(0.07)	(0.03)	0.29	(0.04)	(0.11)	(0.19)	(0.32)	(0.04)
Core income (loss)	$2.83	$2.02	$1.43	$3.32	$2.62	$(0.20)	$3.12	$4.91	$9.60	$10.48

Adjustments to net income (loss) and weighted average shares for net income (loss) EPS calculations: (1)

Basic and Diluted	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Net income (loss), as reported	$796	$557	$396	$873	$600	$(40)	$827	$1,310	$2,622	$2,697
Participating share-based awards - allocated income	(5)	(4)	(3)	(7)	(5)	(1)	(6)	(10)	(19)	(19)
Net income (loss) available to common shareholders - basic and diluted	$791	$553	$393	$866	$595	$(41)	$821	$1,300	$2,603	$2,678
Common Shares
Basic
Weighted average shares outstanding	262.9	261.3	259.2	256.8	254.4	251.6	253.3	253.4	260.0	253.5
Diluted
Weighted average shares outstanding	262.9	261.3	259.2	256.8	254.4	251.6	253.3	253.4	260.0	253.5
Weighted average effects of dilutive securities - stock options and performance shares	1.9	2.4	2.6	2.2	1.5	—	1.0	1.4	2.3	1.1
Diluted weighted average shares outstanding	264.8	263.7	261.8	259.0	255.9	251.6	254.3	254.8	262.3	254.6

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Income (Loss) - Consolidated

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Revenues
Premiums	$6,855	$6,988	$7,179	$7,250	$7,229	$6,955	$7,380	$7,480	$28,272	$29,044
Net investment income	582	648	622	616	611	268	671	677	2,468	2,227
Fee income	109	116	121	113	108	114	101	106	459	429
Net realized investment gains (losses)	53	25	23	12	(98)	13	37	50	113	2
Other revenues	72	57	68	72	58	51	86	84	269	279
Total revenues	7,671	7,834	8,013	8,063	7,908	7,401	8,275	8,397	31,581	31,981
Claims and expenses
Claims and claim adjustment expenses	4,442	4,821	5,230	4,640	4,789	5,107	4,886	4,341	19,133	19,123
Amortization of deferred acquisition costs	1,117	1,134	1,169	1,181	1,178	1,173	1,207	1,215	4,601	4,773
General and administrative expenses	1,057	1,125	1,098	1,085	1,137	1,121	1,109	1,142	4,365	4,509
Interest expense	88	89	84	83	84	85	87	83	344	339
Total claims and expenses	6,704	7,169	7,581	6,989	7,188	7,486	7,289	6,781	28,443	28,744
Income (loss) before income taxes	967	665	432	1,074	720	(85)	986	1,616	3,138	3,237
Income tax expense (benefit)	171	108	36	201	120	(45)	159	306	516	540
Net income (loss)	$796	$557	$396	$873	$600	$(40)	$827	$1,310	$2,622	$2,697

Investment impairments
Total net investment impairment (charges) recoveries	$(1)	$(1)	$—	$(1)	$(16)	$(46)	$4	$3	$(3)	$(55)
Credit loss (charges) recoveries recognized in net realized investment gains (losses)	$(1)	$(1)	$—	$(2)	$(16)	$(46)	$4	$3	$(4)	$(55)
Non-credit losses recognized in other comprehensive income	$—	$—	$—	$1	$—	$—	$—	$—	$1	$—

Other statistics
Effective tax rate on net investment income	14.7%	15.4%	15.2%	14.8%	15.1%	6.2%	15.6%	15.4%	15.0%	14.3%
Net investment income (after-tax)	$496	$548	$528	$525	$519	$251	$566	$572	$2,097	$1,908

Catastrophes, net of reinsurance:
Pre-tax	$193	$367	$241	$85	$333	$854	$397	$29	$886	$1,613
After-tax	$152	$290	$190	$67	$263	$673	$314	$24	$699	$1,274

Prior year reserve development - favorable (unfavorable):
Pre-tax	$51	$123	$(294)	$60	$27	$2	$142	$180	$(60)	$351
After-tax	$41	$99	$(232)	$45	$21	$1	$113	$141	$(47)	$276

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Income (Loss) by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Underwriting gain (loss)	$307	$52	$(101)	$396	$220	$(232)	$281	$741	$654	$1,010
Net investment income	496	548	528	525	519	251	566	572	2,097	1,908
Other income (expense), including interest expense	(48)	(63)	(49)	(54)	(63)	(69)	(49)	(51)	(214)	(232)
Core income (loss)	755	537	378	867	676	(50)	798	1,262	2,537	2,686
Net realized investment gains (losses)	41	20	18	6	(76)	10	29	48	85	11
Net income (loss)	$796	$557	$396	$873	$600	$(40)	$827	$1,310	$2,622	$2,697
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	64.0%	68.2%	72.0%	63.3%	65.5%	72.7%	65.6%	57.3%	66.9%	65.1%
Underwriting expense ratio	29.7%	30.2%	29.5%	29.1%	30.0%	31.0%	29.3%	29.4%	29.6%	29.9%
Combined ratio	93.7%	98.4%	101.5%	92.4%	95.5%	103.7%	94.9%	86.7%	96.5%	95.0%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(0.7)%	(1.8)%	4.1%	(0.8)%	(0.4)%	—%	(1.9)%	(2.4)%	0.2%	(1.2)%
Catastrophes, net of reinsurance	2.8%	5.3%	3.3%	1.1%	4.6%	12.3%	5.3%	0.4%	3.1%	5.5%
Underlying combined ratio	91.6%	94.9%	94.1%	92.1%	91.3%	91.4%	91.5%	88.7%	93.2%	90.7%

(1)  Before policyholder dividends.
(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  In addition, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Billing and policy fees and other	$27	$26	$28	$27	$28	$17	$24	$28	$108	$97
Fee income:
Loss and loss adjustment expenses	$40	$45	$47	$42	$41	$44	$35	$41	$174	$161
Underwriting expenses	69	71	74	71	67	70	66	65	285	268
Total fee income	$109	$116	$121	$113	$108	$114	$101	$106	$459	$429
Non-insurance general and administrative expenses	$47	$50	$48	$56	$55	$52	$60	$67	$201	$234

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Core Income (Loss) - Consolidated

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Revenues
Premiums	$6,855	$6,988	$7,179	$7,250	$7,229	$6,955	$7,380	$7,480	$28,272	$29,044
Net investment income	582	648	622	616	611	268	671	677	2,468	2,227
Fee income	109	116	121	113	108	114	101	106	459	429
Other revenues	72	57	68	72	58	51	86	84	269	279
Total revenues	7,618	7,809	7,990	8,051	8,006	7,388	8,238	8,347	31,468	31,979
Claims and expenses
Claims and claim adjustment expenses	4,442	4,821	5,230	4,640	4,789	5,107	4,886	4,341	19,133	19,123
Amortization of deferred acquisition costs	1,117	1,134	1,169	1,181	1,178	1,173	1,207	1,215	4,601	4,773
General and administrative expenses	1,057	1,125	1,098	1,085	1,137	1,121	1,109	1,142	4,365	4,509
Interest expense	88	89	84	83	84	85	87	83	344	339
Total claims and expenses	6,704	7,169	7,581	6,989	7,188	7,486	7,289	6,781	28,443	28,744
Core income (loss) before income taxes	914	640	409	1,062	818	(98)	949	1,566	3,025	3,235
Income tax expense (benefit)	159	103	31	195	142	(48)	151	304	488	549
Core income (loss)	$755	$537	$378	$867	$676	$(50)	$798	$1,262	$2,537	$2,686
Other statistics
Effective tax rate on net investment income	14.7%	15.4%	15.2%	14.8%	15.1%	6.2%	15.6%	15.4%	15.0%	14.3%
Net investment income (after-tax)	$496	$548	$528	$525	$519	$251	$566	$572	$2,097	$1,908
Catastrophes, net of reinsurance:
Pre-tax	$193	$367	$241	$85	$333	$854	$397	$29	$886	$1,613
After-tax	$152	$290	$190	$67	$263	$673	$314	$24	$699	$1,274
Prior year reserve development - favorable (unfavorable):
Pre-tax	$51	$123	$(294)	$60	$27	$2	$142	$180	$(60)	$351
After-tax	$41	$99	$(232)	$45	$21	$1	$113	$141	$(47)	$276

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Statutory underwriting
Gross written premiums	$7,839	$7,824	$8,022	$7,378	$8,152	$7,751	$8,243	$7,617	$31,063	$31,763
Net written premiums	$7,057	$7,450	$7,569	$7,075	$7,346	$7,346	$7,771	$7,269	$29,151	$29,732
Net earned premiums	$6,855	$6,988	$7,179	$7,250	$7,229	$6,955	$7,380	$7,480	$28,272	$29,044
Losses and loss adjustment expenses	4,389	4,764	5,166	4,578	4,733	5,053	4,830	4,291	18,897	18,907
Underwriting expenses	2,116	2,217	2,179	2,072	2,193	2,212	2,214	2,153	8,584	8,772
Statutory underwriting gain (loss)	350	7	(166)	600	303	(310)	336	1,036	791	1,365
Policyholder dividends	13	9	15	10	12	8	11	10	47	41
Statutory underwriting gain (loss) after policyholder dividends	$337	$(2)	$(181)	$590	$291	$(318)	$325	$1,026	$744	$1,324
Other statutory statistics
Reserves for losses and loss adjustment expenses	$42,581	$42,979	$43,624	$43,743	$43,913	$45,112	$46,181	$46,247	$43,743	$46,247
Increase in reserves	$172	$398	$645	$119	$170	$1,199	$1,069	$66	$1,334	$2,504
Statutory capital and surplus	$21,074	$21,080	$20,780	$21,330	$20,808	$20,607	$21,230	$22,180	$21,330	$22,180
Net written premiums/surplus (1)	1.33:1	1.34:1	1.38:1	1.37:1	1.41:1	1.42:1	1.39:1	1.34:1	1.37:1	1.34:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Written premiums
Gross	$7,839	$7,824	$8,022	$7,378	$8,152	$7,751	$8,243	$7,617	$31,063	$31,763
Ceded	(782)	(374)	(453)	(303)	(806)	(405)	(472)	(348)	(1,912)	(2,031)
Net	$7,057	$7,450	$7,569	$7,075	$7,346	$7,346	$7,771	$7,269	$29,151	$29,732
Earned premiums
Gross	$7,282	$7,429	$7,636	$7,723	$7,683	$7,446	$7,898	$7,961	$30,070	$30,988
Ceded	(427)	(441)	(457)	(473)	(454)	(491)	(518)	(481)	(1,798)	(1,944)
Net	$6,855	$6,988	$7,179	$7,250	$7,229	$6,955	$7,380	$7,480	$28,272	$29,044

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) - Business Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Revenues
Premiums	$3,742	$3,783	$3,882	$3,893	$3,864	$3,735	$3,841	$3,854	$15,300	$15,294
Net investment income	427	481	457	451	453	180	498	502	1,816	1,633
Fee income	104	111	114	108	102	108	95	100	437	405
Other revenues	43	30	39	43	31	36	58	51	155	176
Total revenues	4,316	4,405	4,492	4,495	4,450	4,059	4,492	4,507	17,708	17,508
Claims and expenses
Claims and claim adjustment expenses	2,580	2,686	3,028	2,669	2,791	2,880	2,804	2,329	10,963	10,804
Amortization of deferred acquisition costs	615	618	634	636	636	622	633	627	2,503	2,518
General and administrative expenses	632	686	657	652	685	656	651	672	2,627	2,664
Total claims and expenses	3,827	3,990	4,319	3,957	4,112	4,158	4,088	3,628	16,093	15,986
Segment income (loss) before income taxes	489	415	173	538	338	(99)	404	879	1,615	1,522
Income tax expense (benefit)	75	64	(6)	90	49	(41)	39	166	223	213
Segment income (loss)	$414	$351	$179	$448	$289	$(58)	$365	$713	$1,392	$1,309
Other statistics
Effective tax rate on net investment income	14.6%	15.3%	15.1%	14.8%	15.0%	6.3%	15.6%	15.4%	15.0%	14.4%
Net investment income (after-tax)	$365	$407	$389	$384	$385	$169	$421	$423	$1,545	$1,398
Catastrophes, net of reinsurance:
Pre-tax	$95	$211	$116	$48	$195	$377	$97	$(24)	$470	$645
After-tax	$75	$167	$91	$37	$154	$298	$76	$(19)	$370	$509
Prior year reserve development - favorable (unfavorable):
Pre-tax	$(21)	$71	$(316)	$8	$5	$—	$(220)	$124	$(258)	$(91)
After-tax	$(16)	$57	$(249)	$5	$3	$—	$(173)	$97	$(203)	$(73)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Underwriting gain (loss)	$44	$(48)	$(210)	$65	$(84)	$(221)	$(59)	$292	$(149)	$(72)
Net investment income	365	407	389	384	385	169	421	423	1,545	1,398
Other income (expense)	5	(8)	—	(1)	(12)	(6)	3	(2)	(4)	(17)
Segment income (loss)	$414	$351	$179	$448	$289	$(58)	$365	$713	$1,392	$1,309
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	67.6%	69.6%	76.6%	67.3%	70.9%	75.8%	71.8%	59.2%	70.3%	69.4%
Underwriting expense ratio	30.5%	31.5%	30.4%	30.2%	31.3%	31.3%	30.5%	30.6%	30.6%	30.9%
Combined ratio	98.1%	101.1%	107.0%	97.5%	102.2%	107.1%	102.3%	89.8%	100.9%	100.3%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	0.6%	(1.9)%	8.1%	(0.2)%	(0.1)%	—%	5.8%	(3.2)%	1.7%	0.6%
Catastrophes, net of reinsurance	2.5%	5.6%	3.0%	1.3%	5.0%	10.1%	2.5%	(0.6)%	3.0%	4.2%
Underlying combined ratio	95.0%	97.4%	95.9%	96.4%	97.3%	97.0%	94.0%	93.6%	96.2%	95.5%

(1)  Before policyholder dividends.
(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  In addition, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Billing and policy fees and other	$4	$3	$5	$4	$4	$3	$4	$5	$16	$16
Fee income:
Loss and loss adjustment expenses	$40	$45	$47	$42	$41	$44	$35	$41	$174	$161
Underwriting expenses	64	66	67	66	61	64	60	59	263	244
Total fee income	$104	$111	$114	$108	$102	$108	$95	$100	$437	$405
Non-insurance general and administrative expenses	$38	$41	$39	$43	$47	$42	$52	$56	$161	$197

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Statutory underwriting
Gross written premiums	$4,730	$4,193	$4,271	$3,957	$4,794	$4,127	$4,230	$3,909	$17,151	$17,060
Net written premiums	$4,163	$3,874	$3,889	$3,703	$4,190	$3,777	$3,833	$3,631	$15,629	$15,431
Net earned premiums	$3,742	$3,783	$3,882	$3,893	$3,864	$3,735	$3,841	$3,854	$15,300	$15,294
Losses and loss adjustment expenses	2,529	2,631	2,969	2,608	2,737	2,828	2,750	2,282	10,737	10,597
Underwriting expenses	1,226	1,226	1,164	1,133	1,247	1,167	1,145	1,132	4,749	4,691
Statutory underwriting gain (loss)	(13)	(74)	(251)	152	(120)	(260)	(54)	440	(186)	6
Policyholder dividends	11	7	11	7	10	6	9	7	36	32
Statutory underwriting gain (loss) after policyholder dividends	$(24)	$(81)	$(262)	$145	$(130)	$(266)	$(63)	$433	$(222)	$(26)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Net written premiums by market
Domestic
Select Accounts	$785	$756	$695	$675	$799	$734	$658	$630	$2,911	$2,821
Middle Market	2,410	2,009	2,150	2,061	2,408	1,960	2,131	2,012	8,630	8,511
National Accounts	304	223	273	251	301	215	239	241	1,051	996
National Property and Other	387	588	553	437	428	585	602	471	1,965	2,086
Total Domestic	3,886	3,576	3,671	3,424	3,936	3,494	3,630	3,354	14,557	14,414
International	277	298	218	279	254	283	203	277	1,072	1,017
Total	$4,163	$3,874	$3,889	$3,703	$4,190	$3,777	$3,833	$3,631	$15,629	$15,431
Net written premiums by product line
Domestic
Workers’ compensation	$1,191	$893	$905	$817	$1,096	$780	$774	$699	$3,806	$3,349
Commercial automobile	719	677	674	666	755	667	689	679	2,736	2,790
Commercial property	389	583	568	474	433	620	603	507	2,014	2,163
General liability	678	548	611	579	683	531	630	603	2,416	2,447
Commercial multi-peril	902	871	885	884	956	892	899	861	3,542	3,608
Other	7	4	28	4	13	4	35	5	43	57
Total Domestic	3,886	3,576	3,671	3,424	3,936	3,494	3,630	3,354	14,557	14,414
International	277	298	218	279	254	283	203	277	1,072	1,017
Total	$4,163	$3,874	$3,889	$3,703	$4,190	$3,777	$3,833	$3,631	$15,629	$15,431

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Revenues
Premiums	$606	$632	$653	$674	$667	$693	$723	$740	$2,565	$2,823
Net investment income	56	58	59	60	55	42	58	58	233	213
Other revenues	6	6	7	7	5	5	7	10	26	27
Total revenues	668	696	719	741	727	740	788	808	2,824	3,063
Claims and expenses
Claims and claim adjustment expenses	266	238	303	287	327	403	392	342	1,094	1,464
Amortization of deferred acquisition costs	112	118	123	125	124	128	133	134	478	519
General and administrative expenses	117	120	124	122	125	123	124	128	483	500
Total claims and expenses	495	476	550	534	576	654	649	604	2,055	2,483
Segment income before income taxes	173	220	169	207	151	86	139	204	769	580
Income tax expense	35	46	30	40	29	14	24	40	151	107
Segment income	$138	$174	$139	$167	$122	$72	$115	$164	$618	$473
Other statistics
Effective tax rate on net investment income	14.4%	14.8%	14.9%	13.2%	14.7%	3.0%	14.8%	14.4%	14.3%	12.3%
Net investment income (after-tax)	$47	$50	$50	$52	$47	$41	$49	$50	$199	$187
Catastrophes, net of reinsurance:
Pre-tax	$3	$—	$1	$1	$1	$7	$2	$1	$5	$11
After-tax	$2	$—	$1	$1	$1	$5	$2	$1	$4	$9
Prior year reserve development - favorable (unfavorable):
Pre-tax	$3	$39	$3	$20	$—	$(33)	$—	$32	$65	$(1)
After-tax	$2	$31	$2	$16	$—	$(26)	$—	$25	$51	$(1)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Underwriting gain	$86	$120	$85	$111	$72	$29	$61	$107	$402	$269
Net investment income	47	50	50	52	47	41	49	50	199	187
Other income	5	4	4	4	3	2	5	7	17	17
Segment income	$138	$174	$139	$167	$122	$72	$115	$164	$618	$473
Combined ratio (1)
Loss and loss adjustment expense ratio	43.5%	37.4%	45.7%	42.4%	48.8%	57.8%	54.0%	45.7%	42.2%	51.5%
Underwriting expense ratio	37.6%	37.5%	37.6%	36.2%	37.1%	36.0%	35.3%	35.2%	37.3%	35.9%
Combined ratio	81.1%	74.9%	83.3%	78.6%	85.9%	93.8%	89.3%	80.9%	79.5%	87.4%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(0.5)%	(6.2)%	(0.5)%	(2.9)%	—%	4.7%	—%	(4.2)%	(2.5)%	—%
Catastrophes, net of reinsurance	0.5%	0.1%	0.2%	0.2%	0.2%	1.0%	0.3%	0.1%	0.2%	0.4%
Underlying combined ratio	81.1%	81.0%	83.6%	81.3%	85.7%	88.1%	89.0%	85.0%	81.8%	87.0%

(1) General and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Non-insurance general and administrative expenses	$1	$1	$1	$2	$1	$1	$2	$2	$5	$6

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Statutory underwriting
Gross written premiums	$662	$747	$770	$752	$750	$770	$803	$861	$2,931	$3,184
Net written premiums	$587	$710	$728	$714	$663	$734	$754	$800	$2,739	$2,951
Net earned premiums	$606	$632	$653	$674	$667	$693	$723	$740	$2,565	$2,823
Losses and loss adjustment expenses	264	236	298	286	325	401	390	339	1,084	1,455
Underwriting expenses	233	251	261	242	254	253	261	261	987	1,029
Statutory underwriting gain	109	145	94	146	88	39	72	140	494	339
Policyholder dividends	2	2	4	3	2	2	2	3	11	9
Statutory underwriting gain after policyholder dividends	$107	$143	$90	$143	$86	$37	$70	$137	$483	$330

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Net written premiums by market
Domestic
Management Liability	$367	$403	$424	$411	$401	$438	$467	$463	$1,605	$1,769
Surety	184	244	232	206	215	220	208	202	866	845
Total Domestic	551	647	656	617	616	658	675	665	2,471	2,614
International	36	63	72	97	47	76	79	135	268	337
Total	$587	$710	$728	$714	$663	$734	$754	$800	$2,739	$2,951
Net written premiums by product line
Domestic
Fidelity & surety	$239	$298	$292	$260	$272	$274	$268	$258	$1,089	$1,072
General liability	262	292	293	301	289	326	339	357	1,148	1,311
Other	50	57	71	56	55	58	68	50	234	231
Total Domestic	551	647	656	617	616	658	675	665	2,471	2,614
International	36	63	72	97	47	76	79	135	268	337
Total	$587	$710	$728	$714	$663	$734	$754	$800	$2,739	$2,951

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income - Personal Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Revenues
Premiums	$2,507	$2,573	$2,644	$2,683	$2,698	$2,527	$2,816	$2,886	$10,407	$10,927
Net investment income	99	109	106	105	103	46	115	117	419	381
Fee income	5	5	7	5	6	6	6	6	22	24
Other revenues	22	21	22	22	22	10	21	23	87	76
Total revenues	2,633	2,708	2,779	2,815	2,829	2,589	2,958	3,032	10,935	11,408
Claims and expenses
Claims and claim adjustment expenses	1,596	1,897	1,899	1,684	1,671	1,824	1,690	1,670	7,076	6,855
Amortization of deferred acquisition costs	390	398	412	420	418	423	441	454	1,620	1,736
General and administrative expenses	300	311	309	300	320	333	328	333	1,220	1,314
Total claims and expenses	2,286	2,606	2,620	2,404	2,409	2,580	2,459	2,457	9,916	9,905
Segment income before income taxes	347	102	159	411	420	9	499	575	1,019	1,503
Income tax expense (benefit)	69	14	28	84	84	(1)	107	118	195	308
Segment income	$278	$88	$131	$327	$336	$10	$392	$457	$824	$1,195
Other statistics
Effective tax rate on net investment income	15.4%	16.1%	15.8%	15.6%	15.8%	9.1%	16.2%	16.0%	15.8%	15.2%
Net investment income (after-tax)	$84	$91	$89	$89	$87	$41	$96	$99	$353	$323
Catastrophes, net of reinsurance:
Pre-tax	$95	$156	$124	$36	$137	$470	$298	$52	$411	$957
After-tax	$75	$123	$98	$29	$108	$370	$236	$42	$325	$756
Prior year reserve development - favorable:
Pre-tax	$69	$13	$19	$32	$22	$35	$362	$24	$133	$443
After-tax	$55	$11	$15	$24	$18	$27	$286	$19	$105	$350

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Underwriting gain (loss)	$177	$(20)	$24	$220	$232	$(40)	$279	$342	$401	$813
Net investment income	84	91	89	89	87	41	96	99	353	323
Other income	17	17	18	18	17	9	17	16	70	59
Segment income	$278	$88	$131	$327	$336	$10	$392	$457	$824	$1,195
Combined ratio (1)
Loss and loss adjustment expense ratio	63.7%	73.7%	71.8%	62.8%	61.9%	72.2%	60.0%	57.9%	68.0%	62.8%
Underwriting expense ratio	26.4%	26.5%	26.2%	25.7%	26.3%	29.1%	26.4%	26.2%	26.2%	26.9%
Combined ratio	90.1%	100.2%	98.0%	88.5%	88.2%	101.3%	86.4%	84.1%	94.2%	89.7%
Domestic Agency combined ratio	88.9%	98.8%	97.2%	88.2%	86.9%	100.4%	86.0%	84.2%	93.3%	89.1%
Impact on combined ratio:
Net favorable prior year reserve development	(2.8)%	(0.5)%	(0.7)%	(1.2)%	(0.8)%	(1.3)%	(12.8)%	(0.8)%	(1.3)%	(4.1)%
Catastrophes, net of reinsurance	3.8%	6.1%	4.7%	1.3%	5.0%	18.6%	10.5%	1.8%	4.0%	8.8%
Underlying combined ratio	89.1%	94.6%	94.0%	88.4%	84.0%	84.0%	88.7%	83.1%	91.5%	85.0%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Billing and policy fees and other	$23	$23	$23	$23	$24	$14	$20	$23	$92	$81
Fee income	$5	$5	$7	$5	$6	$6	$6	$6	$22	$24

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Statutory underwriting
Gross written premiums	$2,447	$2,884	$2,981	$2,669	$2,608	$2,854	$3,210	$2,847	$10,981	$11,519
Net written premiums	$2,307	$2,866	$2,952	$2,658	$2,493	$2,835	$3,184	$2,838	$10,783	$11,350
Net earned premiums	$2,507	$2,573	$2,644	$2,683	$2,698	$2,527	$2,816	$2,886	$10,407	$10,927
Losses and loss adjustment expenses	1,596	1,897	1,899	1,684	1,671	1,824	1,690	1,670	7,076	6,855
Underwriting expenses	657	740	754	697	692	792	808	760	2,848	3,052
Statutory underwriting gain (loss)	$254	$(64)	$(9)	$302	$335	$(89)	$318	$456	$483	$1,020
Policies in force (in thousands)
Automobile	2,981	2,980	2,979	2,973	2,970	2,993	3,015	3,029	2,973	3,029
Homeowners and Other	5,163	5,263	5,361	5,444	5,534	5,679	5,790	5,858	5,444	5,858

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Personal Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Net written premiums by market
Domestic
Agency
Automobile	$1,224	$1,300	$1,347	$1,253	$1,260	$1,141	$1,402	$1,277	$5,124	$5,080
Homeowners and Other	837	1,258	1,300	1,145	990	1,419	1,482	1,294	4,540	5,185
Total Agency	2,061	2,558	2,647	2,398	2,250	2,560	2,884	2,571	9,664	10,265
Direct-to-Consumer	95	103	115	99	100	102	124	107	412	433
Total Domestic	2,156	2,661	2,762	2,497	2,350	2,662	3,008	2,678	10,076	10,698
International	151	205	190	161	143	173	176	160	707	652
Total	$2,307	$2,866	$2,952	$2,658	$2,493	$2,835	$3,184	$2,838	$10,783	$11,350

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Domestic Agency Automobile (1)

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Statutory underwriting
Gross written premiums	$1,240	$1,304	$1,352	$1,258	$1,272	$1,145	$1,407	$1,282	$5,154	$5,106
Net written premiums	$1,224	$1,300	$1,347	$1,253	$1,260	$1,141	$1,402	$1,277	$5,124	$5,080
Net earned premiums	$1,228	$1,249	$1,271	$1,276	$1,279	$1,091	$1,316	$1,309	$5,024	$4,995
Losses and loss adjustment expenses	810	876	891	971	842	627	742	819	3,548	3,030
Underwriting expenses	296	312	310	299	301	317	323	315	1,217	1,256
Statutory underwriting gain	$122	$61	$70	$6	$136	$147	$251	$175	$259	$709
Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	66.0%	70.1%	70.1%	76.1%	65.9%	57.5%	56.4%	62.6%	70.7%	60.7%
Underwriting expense ratio	23.4%	23.9%	22.9%	23.1%	23.5%	28.2%	23.4%	23.9%	23.3%	24.6%
Combined ratio	89.4%	94.0%	93.0%	99.2%	89.4%	85.7%	79.8%	86.5%	94.0%	85.3%
Impact on combined ratio:
Net favorable prior year reserve development	(3.4)%	(1.1)%	(0.5)%	(0.5)%	(0.4)%	(1.0)%	(1.6)%	(1.2)%	(1.3)%	(1.1)%
Catastrophes, net of reinsurance	0.7%	1.3%	0.8%	0.1%	0.6%	2.5%	0.4%	—%	0.7%	0.8%
Underlying combined ratio	92.1%	93.8%	92.7%	99.6%	89.2%	84.2%	81.0%	87.7%	94.6%	85.6%
Catastrophe losses, net of reinsurance:
Pre-tax	$9	$16	$11	$1	$7	$27	$6	$—	$37	$40
After-tax	$7	$13	$8	$1	$6	$21	$4	$—	$29	$31
Prior year reserve development - favorable:
Pre-tax	$42	$13	$5	$6	$6	$11	$22	$16	$66	$55
After-tax	$33	$10	$5	$4	$5	$9	$17	$13	$52	$44

Policies in force (in thousands)	2,516	2,517	2,524	2,532	2,540	2,570	2,596	2,614
Change from prior year quarter	(0.1)%	—%	0.2%	0.6%	1.0%	2.1%	2.9%	3.2%
Change from prior quarter	(0.1)%	—%	0.3%	0.3%	0.3%	1.2%	1.0%	0.7%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.
(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Billing and policy fees and other	$12	$12	$12	$11	$12	$7	$10	$11	$47	$40
Fee income	$3	$3	$4	$3	$3	$4	$4	$3	$13	$14

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Domestic Agency Homeowners and Other (1)

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Statutory underwriting
Gross written premiums	$954	$1,268	$1,316	$1,147	$1,086	$1,432	$1,495	$1,297	$4,685	$5,310
Net written premiums	$837	$1,258	$1,300	$1,145	$990	$1,419	$1,482	$1,294	$4,540	$5,185
Net earned premiums	$1,011	$1,050	$1,089	$1,125	$1,145	$1,188	$1,227	$1,294	$4,275	$4,854
Losses and loss adjustment expenses	604	801	801	542	642	1,010	792	702	2,748	3,146
Underwriting expenses	277	335	349	314	310	385	392	361	1,275	1,448
Statutory underwriting gain (loss)	$130	$(86)	$(61)	$269	$193	$(207)	$43	$231	$252	$260
Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	59.8%	76.3%	73.6%	48.2%	56.1%	85.0%	64.5%	54.2%	64.3%	64.8%
Underwriting expense ratio	28.4%	28.2%	28.4%	27.6%	28.1%	28.9%	28.3%	27.7%	28.2%	28.2%
Combined ratio	88.2%	104.5%	102.0%	75.8%	84.2%	113.9%	92.8%	81.9%	92.5%	93.0%
Impact on combined ratio:
Net favorable prior year reserve development	(2.4)%	(1.3)%	(1.4)%	(0.8)%	(1.5)%	(1.7)%	(27.2)%	(0.5)%	(1.4)%	(7.8)%
Catastrophes, net of reinsurance	8.0%	12.9%	9.9%	3.0%	10.8%	34.2%	23.6%	3.9%	8.3%	17.9%
Underlying combined ratio	82.6%	92.9%	93.5%	73.6%	74.9%	81.4%	96.4%	78.5%	85.6%	82.9%
Catastrophe losses, net of reinsurance:
Pre-tax	$80	$136	$107	$34	$123	$407	$289	$51	$357	$870
After-tax	$63	$107	$85	$27	$97	$322	$228	$41	$282	$688
Prior year reserve development - favorable:
Pre-tax	$25	$13	$15	$9	$17	$21	$333	$7	$62	$378
After-tax	$19	$11	$12	$7	$14	$16	$263	$6	$49	$299

Policies in force (in thousands)	4,726	4,825	4,927	5,016	5,111	5,255	5,365	5,432
Change from prior year quarter	6.1%	6.5%	7.1%	7.8%	8.1%	8.9%	8.9%	8.3%
Change from prior quarter	1.6%	2.1%	2.1%	1.8%	1.9%	2.8%	2.1%	1.2%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.
(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Billing and policy fees and other	$8	$8	$8	$8	$8	$5	$7	$8	$32	$28
Fee income	$2	$2	$3	$2	$2	$3	$3	$2	$9	$10

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Interest Expense and Other

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Revenues
Other revenues	$1	$—	$—	$—	$—	$—	$—	$—	$1	$—

Claims and expenses
Interest expense	88	89	84	83	84	85	87	83	344	339
General and administrative expenses	8	8	8	11	7	9	6	9	35	31
Total claims and expenses	96	97	92	94	91	94	93	92	379	370

Loss before income tax benefit	(95)	(97)	(92)	(94)	(91)	(94)	(93)	(92)	(378)	(370)
Income tax benefit	(20)	(21)	(21)	(19)	(20)	(20)	(19)	(20)	(81)	(79)
Loss	$(75)	$(76)	$(71)	$(75)	$(71)	$(74)	$(74)	$(72)	$(297)	$(291)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Consolidated Balance Sheet

($ in millions)	December 31, 2020 (1)	December 31, 2019
Assets
Fixed maturities, available for sale, at fair value (amortized cost $68,830 and $65,281; allowance for expected credit losses of $2 at December 31, 2020)	$74,003	$68,134
Equity securities, at fair value (cost $387 and $376)	453	425
Real estate investments	1,026	963
Short-term securities	5,511	4,943
Other investments	3,430	3,419
Total investments	84,423	77,884
Cash	721	494
Investment income accrued	603	618
Premiums receivable (net of allowance for expected credit losses of $105 at December 31, 2020)	7,829	7,909
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $146 at December 31, 2020)	8,350	8,235
Ceded unearned premiums	772	689
Deferred acquisition costs	2,358	2,273
Contractholder receivables (net of allowance for expected credit losses of $19 at December 31, 2020)	4,242	4,599
Goodwill	3,976	3,961
Other intangible assets	317	330
Other assets	3,173	3,130
Total assets	$116,764	$110,122

Liabilities
Claims and claim adjustment expense reserves	$54,521	$51,849
Unearned premium reserves	15,222	14,604
Contractholder payables	4,261	4,619
Payables for reinsurance premiums	356	363
Deferred taxes	558	137
Debt	6,550	6,558
Other liabilities	6,095	6,049
Total liabilities	87,563	84,179
Shareholders’ equity
Common stock (1,750.0 shares authorized; 252.4 and 255.5 shares issued and outstanding)	23,743	23,469
Retained earnings	38,771	36,977
Accumulated other comprehensive income	2,502	640
Treasury stock, at cost (527.3 and 522.1 shares)	(35,815)	(35,143)
Total shareholders’ equity	29,201	25,943
Total liabilities and shareholders’ equity	$116,764	$110,122

Note: Certain reclassifications have been made to the 2019 consolidated balance sheet to conform to the 2020 presentation.

(1) Preliminary

The Travelers Companies, Inc.
Investment Portfolio

(at carrying value, $ in millions)	December 31, 2020	Pre-tax Book Yield (1)	December 31, 2019	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities (including redeemable preferred stock)	$40,230	2.90%	$38,570	3.17%
Tax-exempt fixed maturities	33,773	2.83%	29,564	3.12%
Total fixed maturities	74,003	2.87%	68,134	3.15%
Non-redeemable preferred stocks	43	5.03%	42	5.04%
Public common stocks	410		383
Total equity securities	453		425
Real estate investments	1,026		963
Short-term securities	5,511	0.18%	4,943	1.82%
Private equities	2,301		2,236
Hedge funds	197		186
Real estate partnerships	701		658
Other investments	231		339
Total other investments	3,430		3,419
Total investments	$84,423		$77,884

Net unrealized investment gains, net of tax, included in shareholders’ equity	$4,074		$2,246

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	December 31, 2020	December 31, 2019
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,149	$2,095
Obligations of states and political subdivisions:
Pre-refunded	3,544	2,056
All other	32,816	27,861
Total	36,360	29,917
Debt securities issued by foreign governments	1,054	1,173
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,361	3,280
Corporates (including redeemable preferreds)	32,079	31,669
Total fixed maturities	$74,003	$68,134

Fixed Maturities
Quality Characteristics (1)

	December 31, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$31,653	42.8%	$29,164	42.9%
Aa	18,327	24.8	15,819	23.2
A	12,944	17.5	12,148	17.8
Baa	9,738	13.1	9,541	14.0
Total investment grade	72,662	98.2	66,672	97.9
Ba	870	1.2	846	1.2
B	366	0.5	511	0.7
Caa and lower	105	0.1	105	0.2
Total below investment grade	1,341	1.8	1,462	2.1
Total fixed maturities	$74,003	100.0%	$68,134	100.0%
Average weighted quality	Aa2, AA		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.8		4.0

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Gross investment income
Fixed maturities	$511	$514	$520	$525	$511	$498	$502	$500	$2,070	$2,011
Short-term securities	28	27	26	24	22	13	6	3	105	44
Other	53	118	85	77	88	(234)	173	182	333	209
	592	659	631	626	621	277	681	685	2,508	2,264
Investment expenses	10	11	9	10	10	9	10	8	40	37
Net investment income, pre-tax	582	648	622	616	611	268	671	677	2,468	2,227
Income taxes	86	100	94	91	92	17	105	105	371	319
Net investment income, after-tax	$496	$548	$528	$525	$519	$251	$566	$572	$2,097	$1,908

Effective tax rate	14.7%	15.4%	15.2%	14.8%	15.1%	6.2%	15.6%	15.4%	15.0%	14.3%

Average invested assets (1)	$74,040	$74,370	$74,910	$75,996	$76,191	$76,635	$78,722	$80,373	$74,866	$78,070

Average yield pre-tax (1)	3.1%	3.5%	3.3%	3.2%	3.2%	1.4%	3.4%	3.4%	3.3%	2.9%
Average yield after-tax	2.7%	2.9%	2.8%	2.8%	2.7%	1.3%	2.9%	2.8%	2.8%	2.4%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Net realized investment gains (losses)
Fixed maturities	$16	$13	$14	$12	$(2)	$10	$23	$21	$55	$52
Equity securities	41	10	8	14	(88)	43	16	37	73	8
Other (1)	(4)	2	1	(14)	(8)	(40)	(2)	(8)	(15)	(58)
Realized investment gains (losses) before tax	53	25	23	12	(98)	13	37	50	113	2
Related taxes	12	5	5	6	(22)	3	8	2	28	(9)
Net realized investment gains (losses)	$41	$20	$18	$6	$(76)	$10	$29	$48	$85	$11

Gross investment gains (1)	$65	$31	$30	$32	$31	$69	$41	$64	$158	$205
Gross investment losses before impairments (1)	(11)	(5)	(7)	(18)	(113)	(10)	(8)	(17)	(41)	(148)
Net investment gains (losses) before impairments	54	26	23	14	(82)	59	33	47	117	57
Net credit impairment (charges) recoveries	(1)	(1)	—	(2)	(16)	(46)	4	3	(4)	(55)
Net realized investment gains (losses) before tax	53	25	23	12	(98)	13	37	50	113	2
Related taxes	12	5	5	6	(22)	3	8	2	28	(9)
Net realized investment gains (losses)	$41	$20	$18	$6	$(76)	$10	$29	$48	$85	$11

($ in millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Net unrealized investment gains, net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$1,284	$2,388	$2,990	$2,853	$2,271	$4,632	$4,842	$5,175
Equity securities & other	—	1	1	—	2	2	2	—
Unrealized investment gains before tax	1,284	2,389	2,991	2,853	2,273	4,634	4,844	5,175
Related taxes	277	511	637	607	488	988	1,032	1,101
Balance, end of period	$1,007	$1,878	$2,354	$2,246	$1,785	$3,646	$3,812	$4,074

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$1	$—	$—	$—	$5	$—	$—	$—	$1	$5
Gross investment Treasury future losses	$1	$—	$—	$—	$12	$—	$—	$—	$1	$12
The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc.
Reinsurance Recoverables

($ in millions)	December 31, 2020	December 31, 2019
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$3,731	$3,476
Gross structured settlements (2)	2,964	2,965
Mandatory pools and associations (3)	1,801	1,886
Gross reinsurance recoverables (4)	8,496	8,327
Allowance for estimated uncollectible reinsurance (5)	(146)	(92)
Net reinsurance recoverables	$8,350	$8,235

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	December 31, 2020
Swiss Re Group	A+ second highest of 16 ratings	$535
Berkshire Hathaway	A++ highest of 16 ratings	333
Munich Re Group	A+ second highest of 16 ratings	290
Alleghany Group	A+ second highest of 16 ratings	204
Axa Group	A+ second highest of 16 ratings	177

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	December 31, 2020
Fidelity & Guaranty Life Group	A- fourth highest of 16 ratings	$757
Genworth Financial Group (a)	B seventh highest of 16 ratings	323
John Hancock Group	A+ second highest of 16 ratings	271
Brighthouse Financial, Inc.	A third highest of 16 ratings	234
Symetra Financial Corporation	A third highest of 16 ratings	229

(a) On October 23, 2016, Genworth Financial (Genworth) announced that they have entered into a definitive agreement under which China Oceanwide Holdings Group Co., Ltd. agreed to acquire all of the outstanding shares of Genworth. On March 7, 2017, Genworth stockholders adopted the merger agreement. On January 4, 2021, the parties announced that although the merger agreement remains in effect, they have not extended the closing deadline of December 31, 2020, and either party is able to terminate the merger agreement at any time.

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at December 31, 2020, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $5.85 billion, or 87%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 94% were rated A- or better.  The remaining 13% of reinsurance recoverables were comprised of the following:  6% related to captive insurance companies, 1% related to the Company’s participation in voluntary pools and 6% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers. The Company adopted updated guidance for the accounting for credit losses for financial instruments for the quarter ending March 31, 2020 which resulted in the recognition of an allowance for expected credit losses on structured settlements of $53 million, pre-tax, with an offsetting after-tax cumulative effect adjustment to retained earnings as of January 1, 2020.

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$33,857	$34,086	$34,377	$34,963	$35,142	$35,415	$36,210	$36,946	$33,857	$35,142
Incurred	2,529	2,631	2,969	2,608	2,737	2,828	2,750	2,282	10,737	10,597
Paid	(2,320)	(2,345)	(2,354)	(2,482)	(2,364)	(2,067)	(2,054)	(2,296)	(9,501)	(8,781)
Foreign exchange and other	20	5	(29)	53	(100)	34	40	67	49	41
End of period	$34,086	$34,377	$34,963	$35,142	$35,415	$36,210	$36,946	$36,999	$35,142	$36,999
Bond & Specialty Insurance
Beginning of period	$2,987	$3,068	$3,042	$3,074	$3,094	$3,085	$3,276	$3,447	$2,987	$3,094
Incurred	264	236	298	286	325	401	390	339	1,084	1,455
Paid	(189)	(260)	(256)	(290)	(300)	(216)	(237)	(243)	(995)	(996)
Foreign exchange and other	6	(2)	(10)	24	(34)	6	18	28	18	18
End of period	$3,068	$3,042	$3,074	$3,094	$3,085	$3,276	$3,447	$3,571	$3,094	$3,571
Personal Insurance
Beginning of period	$5,565	$5,427	$5,560	$5,587	$5,507	$5,413	$5,626	$5,788	$5,565	$5,507
Incurred	1,596	1,897	1,899	1,684	1,671	1,824	1,690	1,670	7,076	6,855
Paid	(1,751)	(1,781)	(1,862)	(1,782)	(1,693)	(1,644)	(1,546)	(1,816)	(7,176)	(6,699)
Foreign exchange and other	17	17	(10)	18	(72)	33	18	35	42	14
End of period	$5,427	$5,560	$5,587	$5,507	$5,413	$5,626	$5,788	$5,677	$5,507	$5,677
Total
Beginning of period	$42,409	$42,581	$42,979	$43,624	$43,743	$43,913	$45,112	$46,181	$42,409	$43,743
Incurred	4,389	4,764	5,166	4,578	4,733	5,053	4,830	4,291	18,897	18,907
Paid	(4,260)	(4,386)	(4,472)	(4,554)	(4,357)	(3,927)	(3,837)	(4,355)	(17,672)	(16,476)
Foreign exchange and other	43	20	(49)	95	(206)	73	76	130	109	73
End of period	$42,581	$42,979	$43,624	$43,743	$43,913	$45,112	$46,181	$46,247	$43,743	$46,247
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$220	$—	$—	$—	$295	$—	$220	$295
Environmental	—	60	8	8	17	17	4	16	76	54
All other	21	(131)	88	(16)	(22)	(17)	(79)	(140)	(38)	(258)
Total Business Insurance (1)	21	(71)	316	(8)	(5)	—	220	(124)	258	91
Bond & Specialty Insurance	(3)	(39)	(3)	(20)	—	33	—	(32)	(65)	1
Personal Insurance	(69)	(13)	(19)	(32)	(22)	(35)	(362)	(24)	(133)	(443)
Total	$(51)	$(123)	$294	$(60)	$(27)	$(2)	$(142)	$(180)	$60	$(351)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Asbestos reserves
Beginning reserves:
Gross	$1,608	$1,564	$1,474	$1,685	$1,601	$1,530	$1,470	$1,772	$1,608	$1,601
Ceded	(327)	(321)	(295)	(334)	(322)	(316)	(301)	(365)	(327)	(322)
Net	1,281	1,243	1,179	1,351	1,279	1,214	1,169	1,407	1,281	1,279
Incurred losses and loss expenses:
Gross	—	—	268	—	—	—	362	—	268	362
Ceded	—	—	(48)	—	—	—	(67)	—	(48)	(67)
Paid loss and loss expenses:
Gross	44	90	57	86	69	60	61	105	277	295
Ceded	(6)	(26)	(9)	(12)	(6)	(15)	(2)	(35)	(53)	(58)
Foreign exchange and other:
Gross	—	—	—	2	(2)	—	1	1	2	—
Ceded	—	—	—	—	—	—	1	—	—	1
Ending reserves:
Gross	1,564	1,474	1,685	1,601	1,530	1,470	1,772	1,668	1,601	1,668
Ceded	(321)	(295)	(334)	(322)	(316)	(301)	(365)	(330)	(322)	(330)
Net	$1,243	$1,179	$1,351	$1,279	$1,214	$1,169	$1,407	$1,338	$1,279	$1,338
Environmental reserves
Beginning reserves:
Gross	$358	$338	$388	$374	$350	$350	$356	$351	$358	$350
Ceded	(24)	(24)	(29)	(29)	(29)	(27)	(26)	(37)	(24)	(29)
Net	334	314	359	345	321	323	330	314	334	321
Incurred losses and loss expenses:
Gross	—	67	8	9	19	17	15	16	84	67
Ceded	—	(7)	—	(1)	(2)	—	(11)	—	(8)	(13)
Paid loss and loss expenses:
Gross	20	16	22	34	18	11	21	25	92	75
Ceded	—	(1)	—	(1)	(4)	(1)	—	(1)	(2)	(6)
Foreign exchange and other:
Gross	—	(1)	—	1	(1)	—	1	1	—	1
Ceded	—	1	—	—	—	—	—	—	1	—
Ending reserves:
Gross	338	388	374	350	350	356	351	343	350	343
Ceded	(24)	(29)	(29)	(29)	(27)	(26)	(37)	(36)	(29)	(36)
Net	$314	$359	$345	$321	$323	$330	$314	$307	$321	$307

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Capitalization

($ in millions)	December 31, 2020	December 31, 2019
Debt

Short-term debt
Commercial paper	$100	$100
3.90% Senior notes due November 1, 2020 (1)	—	500
Total short-term debt	100	600
Long-term debt
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	500
2.55% Senior notes due April 27, 2050 (1)	500	—
Total long-term debt	6,504	6,004
Unamortized fair value adjustment	41	43
Unamortized debt issuance costs	(95)	(89)
	6,450	5,958
Total debt	6,550	6,558
Common equity (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	25,127	23,697
Total capital (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	$31,677	$30,255
Total debt to capital (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	20.7%	21.7%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	December 31, 2020 (1)	December 31, 2019
Statutory capital and surplus	$22,180	$21,330
GAAP adjustments
Goodwill and intangible assets	3,568	3,589
Investments	5,337	3,130
Noninsurance companies	(3,730)	(4,111)
Deferred acquisition costs	2,358	2,273
Deferred federal income tax	(1,585)	(1,144)
Current federal income tax	(42)	(29)
Reinsurance recoverables	55	47
Furniture, equipment & software	841	676
Agents balances	168	212
Other	51	(30)
Total GAAP adjustments	7,021	4,613
GAAP shareholders’ equity	$29,201	$25,943

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Cash flows from operating activities
Net income (loss)	$796	$557	$396	$873	$600	$(40)	$827	$1,310	$2,622	$2,697
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment (gains) losses	(53)	(25)	(23)	(12)	98	(13)	(37)	(50)	(113)	(2)
Depreciation and amortization	211	190	180	182	203	188	186	212	763	789
Deferred federal income tax expense (benefit)	32	(22)	(20)	(23)	6	(77)	4	38	(33)	(29)
Amortization of deferred acquisition costs	1,117	1,134	1,169	1,181	1,178	1,173	1,207	1,215	4,601	4,773
Equity in (income) loss from other investments	(34)	(98)	(64)	(55)	(67)	253	(154)	(162)	(251)	(130)
Premiums receivable	(434)	(345)	168	227	(326)	(245)	247	418	(384)	94
Reinsurance recoverables	98	53	61	(55)	(15)	75	(210)	(12)	157	(162)
Deferred acquisition costs	(1,185)	(1,223)	(1,211)	(1,128)	(1,215)	(1,238)	(1,241)	(1,160)	(4,747)	(4,854)
Claims and claim adjustment expense reserves	(2)	331	598	120	388	1,067	1,218	(51)	1,047	2,622
Unearned premium reserves	551	407	392	(342)	414	229	317	(368)	1,008	592
Other	(458)	194	355	444	(636)	292	(38)	511	535	129
Net cash provided by operating activities	639	1,153	2,001	1,412	628	1,664	2,326	1,901	5,205	6,519
Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,556	1,482	1,857	1,950	1,461	1,610	2,170	2,146	6,845	7,387
Proceeds from sales of investments:
Fixed maturities	769	726	306	386	388	832	774	1,063	2,187	3,057
Equity securities	39	32	28	41	33	21	22	35	140	111
Other investments	105	135	106	113	64	75	45	97	459	281
Purchases of investments:
Fixed maturities	(2,914)	(2,794)	(2,526)	(2,477)	(2,630)	(2,160)	(5,161)	(4,122)	(10,711)	(14,073)
Equity securities	(22)	(19)	(21)	(32)	(35)	(24)	(21)	(32)	(94)	(112)
Real estate investments	(77)	(8)	(10)	(12)	(16)	(8)	(9)	(80)	(107)	(113)
Other investments	(146)	(116)	(107)	(128)	(103)	(125)	(93)	(166)	(497)	(487)
Net sales (purchases) of short-term securities	(109)	606	(1,114)	(340)	906	(2,053)	(240)	821	(957)	(566)
Securities transactions in course of settlement	295	(72)	209	(274)	85	9	428	(569)	158	(47)
Other	(82)	(87)	(74)	(82)	(69)	(75)	(78)	(108)	(325)	(330)
Net cash provided by (used in) investing activities	(586)	(115)	(1,346)	(855)	84	(1,898)	(2,163)	(915)	(2,902)	(4,892)

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary (Continued)

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	4Q2020	YTD 4Q2019	YTD 4Q2020
Cash flows from financing activities
Treasury stock acquired - share repurchase authorization	(375)	(375)	(375)	(375)	(425)	—	—	(200)	(1,500)	(625)
Treasury stock acquired - net employee share-based compensation	(46)	(1)	—	(1)	(46)	—	—	(1)	(48)	(47)
Dividends paid to shareholders	(205)	(214)	(214)	(211)	(210)	(216)	(217)	(218)	(844)	(861)
Payment of debt	—	(500)	—	—	—	—	—	(500)	(500)	(500)
Issuance of debt	492	—	—	—	—	490	—	—	492	490
Issuance of common stock - employee share options	63	111	32	7	31	34	7	55	213	127
Net cash provided by (used in) financing activities	(71)	(979)	(557)	(580)	(650)	308	(210)	(864)	(2,187)	(1,416)
Effect of exchange rate changes on cash	2	—	(6)	9	(12)	5	7	16	5	16
Net increase (decrease) in cash	(16)	59	92	(14)	50	79	(40)	138	121	227
Cash at beginning of period	373	357	416	508	494	544	623	583	373	494
Cash at end of period	$357	$416	$508	$494	$544	$623	$583	$721	$494	$721
Income taxes paid	$5	$320	$42	$61	$15	$2	$396	$165	$428	$578
Interest paid	$50	$121	$60	$107	$60	$106	$60	$113	$338	$339

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated a catastrophe by internationally recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada.  Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is exceeded and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2020 ranges from approximately $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments
The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance and insurance-related services to its customers, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Northfield, National Programs, and Agribusiness; and International including Global Services.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom that was acquired in August 2017, as well as Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities, and the assumed reinsurance and certain other runoff operations.

Bond & Specialty Insurance - Bond & Specialty Insurance provides surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers in the United States and certain specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employee dishonesty, employment practices liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; and in the United States only, property, workers’ compensation, auto and general liability for financial institutions.

Bond & Specialty Insurance surety business in Brazil and Colombia is conducted through Junto Holding Brasil S.A. (Junto) and Junto Holding Latam S.A. in Brazil. The Company owns 49.5% of both Junto, a market leader in surety coverages in Brazil, and Junto Holding Latam S.A., a Colombian start-up surety provider. These joint venture investments are accounted for using the equity method and are included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance writes a broad range of property and casualty insurance covering individuals’ personal risks, primarily in the United States, as well as in Canada. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.